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Exhibit 10.20

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED

BY ASTERISKS HAS BEEN OMITTED AND FILED SEPERATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT

COOPERATION  AGREEMENT  MADE  BY  AND  BETWEEN  PETRÓLEO  BRASILEIRO  S.A.

AND  MESOCOAT  INC     TO  CARRY  OUT  QUALIFICATION  TESTS  AND  DEVELOPMENT

FOR   APPLICATION   TECHNOLOGY   OF   CLADDING   MATERIALS   ON   INTERNAL   AND

EXTERNAL SURFACES OF PIPES.

PETRÓLEO BRASILEIRO S.A. - PETROBRAS, a Brazilian government-controlled company,

with  headquarters  in  the  city  of  Rio  de  Janeiro,  state  of  Rio  de  Janeiro,  at  Avenida  República do  Chile,  65,  Brazil,  registered  with  the  Brazilian  Register  of  Legal  Entities  of  the  Ministry  of

Finance  (CNPJ/MF)  under  no.  33.000.167/0001-01,  hereinafter  referred  to  as  PETROBRAS,

herein   represented   by   the   Manager   of   ENGENHARIA/IETEG/ETEG,   Mr.   Paulo   Renato

Almeida  Cellular,  and  MESOCOAT  INC.,  at  24112  Rockwell  Drive  Euclid,  Ohio  44117,  USA,

hereinafter  referred  to  as  MESOCOAT,  herein  represented  by  its  Chief  Executive  Officer,  Mr.

Andrew   J.   Sherman,   PETROBRAS   and   MESOCOAT   also   herein   jointly   referred   to   as

PARTIES, or individually referred to as PARTY, execute this COOPERATION AGREEMENT,

WHEREAS

The  PARTIES  signed  a  Confidentiality  Agreement,  as  of  August  3rd,  2010,  with  the  object  of further  development  and  transition  to  commercialization  of  advanced  cladding  materials  and respective application techniques;

The  PARTIES  intend  to  develop  and  qualify  a  process  for  application  of  CRA  (corrosion resistant alloys) on internal and external surfaces of pipes using plasma arc lamp;

PETROBRAS   does   not   ensure   future   demands   and/or   purchases   arising   out   of   this

COOPERATION AGREEMENT.

ARTICLE ONE - OBJECT

1.1.

The  object  of  this  COOPERATION  AGREEMENT  is  the  concerted  effort  of  the

Parties  to  develop  the  technology,  which  will  be  approved  after  lab  and  field  tests,  in  order  to meet the technical specifications established in the Work Plan of Annex 1.

1.2.

The   technologic   development   of   this   COOPERATION   AGREEMENT   covers   a

process for application of CRA (corrosion resistant alloys) on internal and external surfaces of pipes using plasma arc lamp, in compliance with the Work Plan established in Annex 1.

ARTICLE TWO - DUTIES OF THE PARTIES

2.1    Act  cooperatively  to  exchange  the  information  necessary  for  the  fulfillment  of  the  object of the COOPERATION AGREEMENT.

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2.2.   Whenever  possible  and/or  authorized  by  third  Parties,  grant  full  access  of  the  other

PARTY, by means of their duly accredited technicians, to the information produced and to the facilities where the activities related to this COOPERATION AGREEMENT will be performed.

2.3.   Attend,  on  the  dates  and  at  the  locations  which  shall  be  agreed  by  the  PARTIES,  the meetings  for  assessments  and  clarifications  of  any  problem  related  to  this  COOPERATION

AGREEMENT, by means of their duly registered representatives.

2.4.   Comply,  including  outsourced  staff,  with  HSE  rules,  and  Occupational  Medicine,  in  the locations where the activities related to this COOPERATION AGREEMENT will be developed.

2.5    Be   in   charge   of   the   supervision   and   technical   and   administrative   management   of

manpower necessary for the performance of this COOPERATION AGREEMENT.

2.6.   Not disclose any data or information on this COOPERATION AGREEMENT, unless with the  previous  authorization  of  the  other  PARTY,  exception  for  the  mere  communication  of  its existence.

2.7.   Be  full  responsible  for  the  compliance  with  this  COOPERATION  AGREEMENT,  given this  responsibility may  not  be  in  any  way diminished  or  shared  by the  possible  participation  of third parties hired by the PARTIES.

2.8.   Respect  the  intellectual  property  rights  of  the  other  PARTY  or  of  third  parties  already

existing   before   the   execution   of   this   Cooperation   Agreement.   Respect   the   industrial   or

intellectual  property  rights  of  the  other  party  or  of  third  parties;  given  that  the  intellectual property  rights  related  to  any  invention  generated  under  the  terms  of  this  agreement,  except for  the  joint  and  equal  Brazilian  rights  specifically established  in  item 8.1.,  shall  be  property of the  company  whose  employee  conceived  such  invention.  If  such  invention  is  based  on

Confidential  Information  (as  defined  on  the  Confidentiality  Agreement  existing  between  the parties  –  Annex  2)  of  the  other  party,  the  other  party  shall  receive  joint  and  equal  Brazilian ownership interest in such invention.

ARTICLE THREE – DUTIES OF MESOCOAT

3.1.

Provide  PETROBRAS,  in  any  development  stage,  access  to  the  information  directly

connected   to   the   object   and   necessary   for   the   development   of   this   COOPERATION

AGREEMENT,  which  are  of  their  ownership,  of  their  subsidiary  or  controlled  companies,

established  in  Brazil  or  abroad,  or  which  belong  to  third  parties  which  do  not  oppose  to  the disclosure of such information.

3.2.

Perform   again,   at   their   expenses,   the   works   related   to   the   object   of   this

COOPERATION  AGREEMENT  which  were  performed  in  noncompliance  with  the  applicable technical documents and standards.

3.3.

Perform   the   analysis   and   risk   management   related   to   Health,   Safety   and

Environment.

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3.4.

Abide by the schedule of activities and terms established under this COOPERATION

AGREEMENT,  documenting  all  stages,  by  means  of  partial  and  final  Reports,  in  accordance with the provisions set forth in the Work Plan (Annex 1).

3.5.  Hold  PETROBRAS  harmless  against  any  claims,  in  or  out-of-court  lawsuits,  being  fully responsible  for  the  infringement  of  industrial  property,  trademark  and  patent  rights,  as  well  as trade secrets and other third party rights related to this COOPERATION AGREEMENT.

3.6 - Appoint personnel, suppliers and other manpower to work in the activities of the project.

3.7.

Develop  a  Check  Matrix  related  to  the  equipment  where  the  technology  will  be applied. This Matrix shall be implemented for the clients of PETROBRAS which intend to have it  implemented.  The  cost  of  this  Engineering  Service  is  not  included  in  this  Cooperation

Agreement,  and  it  shall  be  the  object  of  a  direct  agreement  between  MESOCOAT  and  the

Client.

3.8  -  Assume  full  responsibility  for  the  infringement  of  industrial  property,  patent,  trademark and  trade  secret  rights  and  other  rights  of  third  parties  and  be  liable  in  the  event  of  possible future infringement of these rights connected to the technology

ARTICLE FOUR – DUTIES OF PETROBRAS

4.1.

Provide data and information necessary for the development of the technology object of  this  COOPERATION  AGREEMENT,  as  well  as  appoint  personnel,  employees  and  other manpower to work in the activities of this project.

4.2.  Under  the  conditions  established  in  this  COOPERATION  AGREEMENT,  transfer  to

MESOCOAT  the  financial  resources  established  in  the  Article  Six  of  this  COOPERATION

AGREEMENT.

4.3

Work  in  concert  with  MESOCOAT  to  arrange  the  field  test  conditions  which  are representative of the operational scenarios.

4.4

Supervise,  inspect  and  audit,  at  any  time,  the  works  performed  by  MESOCOAT,  in order to contribute for the development of the technology.

4.5  –  The  meetings  shall  be  held  at  the  MESOCOAT  facilities  as  a  first  option,  as  they  shall be scheduled for the assessment of performance data and the conduction of laboratory tests.

ARTICLE FIVE – STAGES AND MANNER OF PERFORMANCE AND MONITORING

5.1-  The  activities  and  goals  of  this  project  shall  be  divided  in  2  stages,  as  defined  in  Annex

1, where all stages will be detailed.

5.2-   The   performance   and   schedule   of   the   activities   object   of   this   COOPERATION

AGREEMENT are described in Annex 1, which is an integral part of this instrument.

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5.3.

The  development  may  be  supervised,  inspected  and  audited  by  PETROBRAS  or  by any  third  party  contracted  by  PETROBRAS  for  this  purpose,  at  any  time,  before,  during  and

up to 20 (twenty) business   days after the development. In the event PETROBRAS  intends to supervise, inspect or audit the Project, PETROBRAS shall communicate with MESOCOAT 20

(twenty) business days in advance, at least, as of the date of the event.

5.4.

For  performing  any  and  all  step  of  the  inspection  or  audit  of  the  development  of  this

COOPERATION  AGREEMENT,  MESOCOAT  shall  present  PETROBRAS,  or  a  third  party contracted by PETROBRAS, the necessary drawings and documents.

5.5.

The  approval  of  drawings  and  documents,  performed  by  PETROBRAS  or  a  third party  contracted  by  PETROBRAS  for  this  purpose,  does  not  exempt  MESOCOAT  from  the responsibility of acting in compliance with the requirements specified herein.

5.6.

PETROBRAS  reserves  the  right  to  reject  items  or  stages,  in  whole  or  in  part,

whenever they are noncompliant with the COOPERATION AGREEMENT and its Annexes.

5.7.

MESOCOAT  shall  communicate  with  PETROBRAS  20  (twenty)  business  days  in advance,  at  least,  as  of  the  date  in  which  the  specimens  will  be  available  for  the  performance of  the  short  duration  tests  in  laboratory.  The  beginning  of  the  tests  shall  occur  on  the  day following to the arrival of PETROBRAS inspector(s) at the location of tests.

5.7.1.      In  the  cases  in  which  the  inspection  does  not  occur  due  to  a  fact  attributable  to

MESOCOAT,   this   shall   reimburse   PETROBRAS   all   costs   resulting   from   the   inspector’s

attendance at its facilities.

5.7.2.      The  costs  resulting  from  any  new  inspection,  due  to  the  rejected  item  or  step  in noncompliance  with  the  provisions  in  the  COOPERATION  AGREEMENT,  shall  be  charged from MESOCOAT.

5.7.3.      If  PETROBRAS’  inspector(s)  does(do)  not  arrive  on  the  date  scheduled  for  the performance  of  the  tests,  MESOCOAT  will  be  free  to  conduct  the  tests  as  per  the  schedule previously approved in the communication set forth in the item 5.7. above.

ARTICLE SIX - FINANCIAL DISBURSEMENT AND TRANSFER

6.1  -  PETROBRAS  shall  make  a  financial  disbursement  amounting  to  ***  for  the  fulfillment  of the object of this COOPERATION AGREEMENT.

6.2 - The financial disbursement shall be transferred to MESOCOAT, subject to the following:

6.2.1.  In  the  event  of  the  execution  of  this  instrument,  the  first  transfer  of  30%  of  the  value described in item 6.1 shall be made;

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Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.2.2.      The  Second  transfer  shall  be  made  after  the  approval  of  the  Report  of  Stage  I,

amounting to 20 % of the value of item 6.1;

6.2.3.  The  third  transfer  shall  be  made  after  four  months  as  of  the  approval  of  the  Report  of

Stage I, amounting to 30% of the value mentioned in item 6.1;

6.2.4  The  fourth  and  last  transfer  shall  be  made  after  the  approval  of  the  Final  Report,

amounting to 20% of the value of item 6.1;

6.3  Each  transfer  shall  be  the  object  of  an  exclusive  receipt,  and  supplemental  transfers  are

hereby   void,   except   when   an   adjustment   is   applicable,   whereupon   the   corresponding

supplemental transfer shall be made, under the terms established in the Adjustment Article.

6.4  The  supporting  documents  of  the  events   shall  always  set  forth  the  number  of  this

COOPERATION AGREEMENT.

6.5.  The  transfers  shall  be  made  by  means  of  deposit  to  a  specific  current  account  for  the

project,  namely:  current  account  no.  ................,  of  Bank  ......................   (code  ......),  Branch

............ (code ......). The bank deposit voucher shall be valid as settlement of the due amount.

(REQUEST THE BANK DATA TO MESOCOAT)

6.6.

Each  transfer  owed  under  this  COOPERATION  AGREEMENT  shall  be  made  by

PETROBRAS  to  MESOCOAT  in  US  dollars,  within  the  term  of  30  (thirty)  calendar  days  (or the  first  business  day  after  that),  counted  as  of  the  closing  and  approval  of  the  corresponding activity, indicated in item 6.2. and its sub-items.

6.7  MESOCOAT  shall  indicate,  up  to  eight  days  after  the  end  of  such  activity,  the  receipt corresponding to the transfer value, followed, as the case may be, by the indexes used for the

ascertainment   of   such   value,   with   the   statement   of   calculations,   as   well   as   all   the

documentation requested for the transfer.

6.8

In  the  cases  in  which  the  field  qualification  tests  are  closed  due  to  unsatisfying

results,   PETROBRAS   is   exempt   from   the   obligation   of   making   the   transfers   of   the

installments following to such tests, as established in item 6.2.

6.9

Should  MESOCOAT  hand  in  the  supporting  documents  of  the  events  after  the established  term,  the  transfer  shall  be  postponed in  as  many  days  as  the  ones  corresponding to the delay in the delivery of such documentation.

6.10  -  MESOCOAT  shall  render  accounts  of  the  previous  transfers  in  order  to  receive  the subsequent  one,  including  proceeds  obtained  with  financial  investments  of  the  resources transferred and temporarily not applied in the object of this Agreement.

6.11  –  The  transfers  shall  be  released  in  strict  compliance  with  item  6.2  above,  except  in  the cases  described  as  follows,  event  in  which  they  shall  be  retained  up  to  the  settlement  of  the irregularities found:

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6.11.1 – whenever there is no proof of proper and regular application of the previous transfer;

6.11.2 – whenever a deviation of the purpose in the application of the transfer is found;

6.11.3  –  whenever  there  are  unjustified  delays  in  the  fulfillment  of  stages  or  phases  of  the

Work Plan (ANNEX no. 1);

6.11.4   –   whenever   there   is   default   of   MESOCOAT   related   to   other   articles   of   this

COOPERATION AGREEMENT;

6.11.5 – whenever MESOCOAT fails to adopt the remedies pointed out by PETROBRAS.

ARTICLE SEVEN – ADJUSTMENT

7.1 -

The transfers are fixed and may not be adjusted.

ARTICLE EIGHT – INTELLECTUAL PROPERTY, LICENSE AND ROYALTIES

8.1–  The  intellectual  property  resulting  from  this  COOPERATION  AGREEMENT  shall  be  the joint  property,  divided  in  equal  proportions  between  both  Parties  in  Brazil,  as  well  as  in abidance  by  the  intellectual  property  rights  of  ownership  of  each  one  of  the  Parties  or  of  third parties before the execution of this COOPERATION AGREEMENT.

8.1.1

The  intellectual  property  rights  owned  by  MESOCOAT  before  the  execution  of  this

COOPERATION AGREEMENT are attached hereto as Annex 3 and, in any case, shall not be object of co-ownership between the Parties.

8.1.2

MESOCOAT    represents    that    it    has    an    exclusive    license    of    US    patent

nos.US6174388  and  US7220936  (which  cover  the  high  density  infrared  process  using  a plasma  arc  lamp)  in  the  field  of  use  of  wear  and  corrosion  resistance  and  is  the  owner  of the  design  for  the  Plasma  Arc  lamp  commissioned  for  this  project;  and  that  no  other parties  have  rights  to  exploit  this  intellectual  property  in  the  field  of  use  of  wear  and  corrosion resistance.

8.1.3    MESOCOAT    accepts    full    responsibility    for    the    use    of    the    Plasma    Arc

Lamp technology, in particular, to the rights of the intellectual property.

8.2.

For  the  purposes  of  this  COOPERATION  AGREEMENT,  the  patent  applications relating  to  improvements  or  inventions  co-owned  by  the  Parties  (as  provided  for  in  item  2.8.

above),  will  be  filed  in  Brazil  in  the  names  of  the  co-owners  and  will  be  filed  abroad  in  the name  of  MESOCOAT  alone.  PETROBRAS  undertakes  to  sign  and  execute  any  documents,

assignments   and   waivers   required   for   MESOCOAT   to   file   patent   applications   in   any

jurisdictions other than Brazil.

8.2.1–   Regarding   the   Brazilian   co-owned   patent,   PETROBRAS   and   MESOCOAT   shall

ensure  one  another  an  irrevocable  and  unrestricted  license,  free  of  charge,  as  well  as  the

respective   enjoyment   of   the   intellectual   property   resulting   from   this   COOPERATION

AGREEMENT.

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8.2.2  –  The  license  mentioned  in  the  item  above  includes  the  option  of  use,  directly  by  the

Party  and  by  its  subsidiary  and  controlled  companies.  In  addition  to  this,  the  use  by  third parties  contracted  by  the  Party  shall  be  permitted,  provided  that  the  result  of  the  intellectual property is applied in the industrial activities of the Party.

8.3 – Considering the joint property patent described in item 8.1, MESOCOAT, its subsidiaries and  assignees,  shall  receive  a  full  non-exclusive  license  for  practicing,  having  practiced  and

for   trading   the   products   incorporating   such   patent,   including   for   local   and   international

competitors  of  PETROBRAS,  subject  to  the  terms  of  trade  described  in  items  8.4  and  8.7 below.

8.4  –  A  ***,  whenever  orders  are  placed,  shall  be  given  to  PETROBRAS,  which  shall  also cover  the  relevant  projects  of  PETROBRAS  in  other  countries  my  means  of  MESOCOAT  or authorized manufacturer, in accordance with the following progression:

a)   *** in the first *** years of production;

b)   *** during *** years, after the *** year;

c)   ***, thereafter up to the patent term expiration.

8.4.1

Orders  placed  by  PETROBRAS  shall,  whenever  possible  and  wherever  they  take place,  have  preference  over  orders  placed  by  other  clients  subject  to  any  financial  assistance that  may  have  been  received  to  build  the  production  facility  and  the  terms  under  which  that financing has been made.

8.4.2

In  the  event  MESOCOAT  receive  an  offer  by  any  third  party  to  finance  a production  facility  outside  of  Brazil,  PETROBRAS  shall  have  20  (twenty)  business days  to  exercise  the  right  of  first  refusal  to  accept  the  same  terms  of  financing  or assistance.

8.5  –  It  is  hereby  established  that  the  Parties  may  grant  non-exclusive  licenses,  in  Brazil,  for third  parties  to  use  the  technology  object  of  this  COOPERATION  AGREEMENT  by  means  of an  express  and  previous  authorization  of  the  other  holder  of  the  patent  and  the  respective compensation  of  the  Royalties  owed,  according  to  item  8.8,  and  with  the  exception  of  the assumption described in article 8.6.

8.6  –  With  respect  to  the  right  of  granting  licenses  for  third  parties  in  Brazil  made  by

MESOCOAT,  PETROBRAS  may  use  the  veto  right  for  such  requests  for  licensing  ,  up  to  the final  term  of  validity  of  the  Patent.  Due  to  the  exercise  of  the  veto  right  by  PETROBRAS,

MESOCOAT  shall  be  entitled  to  one  single  compensation  for  the  first  veto,  at  the  value equivalent  to  100%  of  the  corresponding  amount  of  the  hindered  business,  provided  that  the assumption considered is proven. On other vetoes, there shall be no room for compensation.

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8.7  –  MESOCOAT  shall  take  reasonable  and  prudent  actions  to  promote  the  commercial availability  of  the  product  and  technology  in  Brazil,  with  a  price  compatible  to  the  market.

Should  this  not  occur  in  reasonable  time  of  at  least  three  years,  PETROBRAS  may  freely license, with no need of previous authorization from MESOCOAT, third parties to produce the material,  using  the  technology  in  issue,  in  order  to  promote  the  development  of  suppliers  in

Brazil.

8.8    The  Parties  agree  to  stipulate  the  value  of  royalties  at  ***%  for  the  net  value  of

licensing,   to   third   parties,   of   the   technology   resulting   from   this   Cooperation

Agreement.

8.9     In  the  event  of  the  assignment  of  the  ownership  of  the  patent  rights,  resulting  from  this

COOPERATION AGREEMENT, preference shall be given to  the other Party for the  purchase of  property  portion  of  ownership,  in  equal  conditions,  applying  the  same  rules  for  licensing,

including veto, set forth in item 8.6 above.

8.9.1. The Parties have the right of first refusal to acquire the portion of ownership of the other

Party  on  equal  terms  and  price  conditions  to  those  offered  to  third  parties.  Such  right  of  first refusal  shall  be  exercised  by  the  Party  within  thirty  (30)  days  after  the  receipt  of  a  written notice  by  the  other  Party,  which  shall  include  the  name  of  the  third  party  and  the  value  and conditions of the transaction..

8.10  -  In  all  protection  request  forwarded  to  the  proper  authorities  the  names  of  the  claimants of both Interest Parties shall be mentioned, observing item 8.2 above.

8.11  –  The  Interest  Parties  shall  be  responsible  for  the  application  for  registry  of  patentable results, for the follow-up of the registry concession procedure, as well as of its maintenance in effect, observing item 8.2 above.

8.11.1  -  The  expenses  of  legal  protection  of  the  results  shall  be  divided  at  the  proportion  of ownership established in item 8.1 above, observing item 8.2 above.

8.12

The  PARTIES  shall  divide,  at  the  proportion  of  ownership  of  the  intellectual  property established  in  item  8.1,  the  fees  related  to  any  claim  or  claiming  of  rights  of  intellectual property in Brazil, answering, at the same proportion, for the burden that may be supported in consequence of such demands or claims.

ARTICLE NINE - ASSIGNMENT AND TRANSFERENCE

9.1.

The   assignment   or   transference   of   duties   established   in   this   instrument   is   not

permitted,  including  rights  to  due  transfers  or  payable  in  the  future,  without  prior  consent  of the Parties.

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ARTICLE TEN - ANNEXES

10.1.

The annexes of this COOPERATION AGREEMENT are:

Annex 1 – Work Plan***

Annex 2 – Confidentiality Agreement

Annex 3 – Exclusive Intellectual Property

ARTICLE ELEVEN – RESPONSIBILITIES

11.1  PETROBRAS  and  MESOCOAT’s  responsibility  for  damages  shall  be  limited  to  direct damages,  in  accordance  with  the  Brazilian  Civil  Code  and  applicable  legislation,  excluded losses  of  profits  and  consequential  losses,  direct  damages  limited  to  100%  (one  hundred percent) of the total adjusted value of this COOPERATION AGREEMENT.

11.2.

Each  one  of  the  Parties  shall  be  fully  liable  for   damages  it  causes  to  third  parties,

secured  the  right  of  redress,  as  required  by  law,  including  third-part  practice,  in  order  to undertake right of defense.

11.2.1  –  It  shall  be  object  of  recourse  what  the  third  party  effectively  may  acquire  in  or  out  of court,  plus  all  incurred  expenses,  such  as  legal  costs,  attorney's  fees,  out-of-court  expenses,

among others.

ARTICLE TWELVE - CONFIDENTIALITY

12.1-

The  parties  have  executed  a  previous  Confidentiality  Agreement,  as  of  August  3rd,

2010,  which  now  is  part  of  this  COOPERATION  AGREEMENT  in  all  of  its  articles,  and  binds both  parties  equally.  The  Confidentiality  Agreement  is  in  the  Annex  2  of  this  COOPERATION

AGREEMENT.

12.2  -   The  Parties  are  bound  on  keeping  under  confidentiality,  for  the  term  of  20  (twenty)

years, all information that is disclosed to each other, aiming at the execution of the agreement purpose.

12.2.1 -   The   Parties,   for   purposes   of  confidentiality,  is   bound  by  its  board  of   directors,

employees, committed parties and representatives in every way.

12.2.2 -   All  information  obtained  by  the  Parties  during  the  execution  of  this  COOPERATION

AGREEMENT,  at  their  facilities  or  originated  from  the  Parties,  even  if  not  directly  related  to the execution of this COOPERATION AGREEMENT, shall be kept under confidentiality under the terms and conditions of this Article.

_________________

***

Certain information on this page has been omitted and filed separately with the

Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

CONFIDENCIAL

N.º________________

12.3– The Parties acknowledges that the technical specifications, for purposes of execution of this  COOPERATION  AGREEMENT,  are  not  liable  of  appropriation,  being  property  of  each  of them.

12.4 - The non-compliance with the confidentiality commitment shall result in:

a) denounce of this COOPERATION AGREEMENT, if in force;

b) under any hypothesis, in responsibility for damages;

12.5   –   Only   the   following   hypothesis   shall   stand   as   exception   for   the   confidentiality

commitment:

a) information proven as known before the negotiations;

b)  upon  prior  and  express  consent  from  PETROBRAS  regarding  the  release  of  confidentiality commitment,  manifested  as  an  authorization  of  highest  authority  of  the  body  responsible  for the COOPERATION AGREEMENT;

c)  the  information  has  been  proven  as  knows  by  another  source,  legally  and  legitimately,

regardless of this COOPERATION AGREEMENT;

d)  legal  and/or  government  determination  for  knowledge  of  information,  as  long  as  notified forthwith  to  PETROBRAS,  beforehand  to  the  release,  and  being  the  defendant  required justice secret in its legal  and/or administrative tract.

12.6-  The  Parties  agree  that  the  disclosure  of  any  issue  arising  out  of  the  implementation  of the  object  of  this  agreement,  by  means  of  publications,  reports,  meetings  and  other  notices demands prior approval from both parties.

12.7 - The Party shall be consulted in thirty calendar days as of the request receipt, to provide a judgment on the requested disclosure.

12.8  –  The  consulted  Party  may,  in  a  justified  form,  authorize  the  disclosure  partially,  or  even totally, under the condition that a new wording is adopted by the Parties.

12.9  -  A  MESOCOAT  request  shall  be  handed  to  PETROBRAS  by  MESOCOAT’s  Technical

Coordinator, specially designated by the Cooperation Agreements.

12.10  –  Upon  request  from  PETROBRAS,  a  MESOCOAT  technician  responsible  for  the monitoring of services shall be sent forthwith to the Manager, at PETROBRAS sole expenses.

12.11 - The publications, notices or announcements of any type related to the development of services  and  other  activities  related  to  this  COOPERATION  AGREEMENT  shall  mention,

explicitly,  PETROBRAS  and  MESOCOAT’s  interest  as  entities  that  promote  such  activities,

with the optional use of their logos.

10

CONFIDENCIAL

N.º________________

12.12  -   Should  the  Parties  logos  be  attached  for  the  purpose  above,  its  internal  rules  of  use shall  be  observed.  The  logo  standards  of  each  of  the  Parties  shall  be  sent  by  electronic means and must be observed by the Parties.

ARTICLE THIRTEEN – TERMINATION AND DENOUNCE

13.1  -  This  COOPERATION  AGREEMET  shall  be  terminated  by  operation  of  law  after  its duration  is  elapsed  should  there  be  no  extension,  as  well  as  when  the  fulfillment  of  its  object becomes  impossible,  or  due  to  mutual  consent  of  the  parties,  without  any  compensation,

except  for  the  right  of  rendering  of  accounts  for  the  values  transferred  and  whose  use  is  not duly proven upon termination of this COOPERATION AGREEMENT.

13.2  –  Both  parties  may,  at  any  time,  denounce  this  COOPERATION  AGREEMENT,  upon prior  notification,  whose  effects  shall  be  produced  within  the  deadline  of  30  (thirty)  days  as  of its receipt.

13.3  –  Under  any  hypothesis,  the  confidentiality  and  intellectual  property  articles  are  safe,  as well as the financial obligations already assumed.

13.4 - In case of termination of this COOPERATION AGREEMENT, MESOCOAT:

13.4.1  –  shall  render  accounts  and  refund  the  values  whose  usage  is  not  proven,  under  pain of legitimating the passing party and demand them in court;

13.4.2  –  shall  refund  the  sums  of  financial  contributions  in  their  possession,  including  the revenues obtained due  to stipulation in item 6.1  and that, although transferred, have  not been used or have been used improperly.

13.5.

Upon  denounce  of  the  COOPERATION  AGREEMENT  by  initiative  of   MESOCOAT,

he  or  she  shall  be  obliged  to  refund  all  transfers  performed  by  PETROBRAS,  regardless  of

proven   usage,   with   monetary   restatement,   besides   the   materials   possibly   provided   by

PETROBRAS or the corresponding value.

13.6.

In   case   of   a   breach   of   any   article   of   this   COOPERATION   AGREEMENT   by

MESOCOAT,  PETROBRAS,  before  using   its  right  to  denounce  this  agreement,  shall,  within

30 (thirty) days of becoming aware of the breach:

a)  stop  payment  orders  of  the  transfers,  until  MESOCOAT  fulfills  completely  the  article  or condition infringed;

b)  fix  compatible  deadline,  at  its  discretion,  with  the  arrangements  that  should  be  adopted,  in which MESOCOAT shall be obliged to solve the breach.

13.7  There  shall  be  deemed  grounds  for  termination  of  this  COOPERATION  AGREEMENT the alteration of the corporate purposes or of MESOCOAT’s company structure which may, at

the   discretion   of   PETROBRAS,   affect   adversely   the   execution   of   the   COOPERATION

AGREEMENT.

11

CONFIDENCIAL

N.º________________

13.8.

In  the  event  of  termination  of  this  COOPERATION  AGREEMENT  motivated  by

MESOCOAT,  he  or  she  shall  be  obliged  to  repay  the  value  of  the  transfers  already  made  by

PETROBRAS,  duly  adjusted  according  to  description  of  Article  Eight,  besides  the  materials possible provided by PETROBRAS or the corresponding value.

13.9.

This   COOPERATION   AGREEMENT   may,   further   to   13.2   be   terminated   by

PETROBRAS,  in  which  event  the  values  corresponding  to  the  part  of  the  activities  already performed by MESOCOAT shall be transferred to MESOCOAT.

ARTICLE FOURTEEN - EFFECTIVENESS

14.1.

The  period  of  effectiveness  of  this  COOPERATION  AGREEMENT  shall  be  of  18

(eighteen)   months,   as   of   its   signature,   and   it   may   be   extended,   by   means   of   additive

solemnized by the PARTIES.

ARTICLE FIFTEEN – AMENDMENTS TO THE COOPERATION AGREEMENT

15.1.

The  PARTIES  may  mutually  agree  to  amend  the  COOPERATION  AGREEMENT upon execution of an Addendum.

ARTICLE SIXTEEN – PREVAILING LANGUAGE

16.1   –   The   PARTIES   elect   as   prevailing   language   the   English   language   in   cases   of

divergences  between  bilingual  contract  instruments  –  in  Portuguese/English  languages  –

prevailing the Cooperation Agreement written in English.

ARTICLE SEVENTEEN - VENUE

17.1  –  Any  controversy,  conflict  or  claim  arising  out  or  of  any  other  form  related  to  this

COOPERATION AGREEMENT shall be firstly negotiated amicably and in good faith between the PARTIES, aiming at the delivery of a binding agreement formalization for the Parties.

17.2  -  Should  the  negotiations  referred  to  in  item  17.1  be  frustrated,  completely  or  partially,

the  Parties  undertake  to  submit  to  arbitrage  any  disputes  originated  from  the  execution  or interpretation  of  the  terms  of  this  COOPERATION  AGREEMENT,  expressly  renouncing  to any legal means for the solution of possible existing disputes.

17.2.1  -  The  Parties  may  only  appeal  to  Judiciary  Courts  for  purposes  of  acquisition  of preliminary  injunctions,  preventive  procedures  or  preliminary  matters,  once  there  is  imminent injury to right.

17.3  –  The  application  and  interpretation  of  this  COOPERATION  AGREEMENT  shall  be governed  by  the  Brazilian  legislation  and  its  principles,  excluding  any  other  laws,  by-laws,

regulations,  orders  or  precedents  of  judicial  decisions  that  would  demand  or  would  have  to give preference for the application of another venue laws.

12

CONFIDENCIAL

N.º________________

17.3.1  –  The  arbitrary  judgment  based  on  decision  of  equity  is  authorized.  (should  there  be interest  in  the  permission  of  trial  without  properly  legal  fundaments,  due  to  common  practice and usual market practices).

17.4  -  The  arbitrage  shall  be  conducted  by  the  Court  of  International  Arbitration  in  London,

England,  (United  Kingdom),  under  the  procedure  Rules  of  the  London  Court  of  International

Arbitration (LCIA) in force at the time the arbitrage starts.

17.4.1  –  Any  issues  not  considered  in  this  article  or  in  the  procedure  rulings  of  the  Court  of

Arbitration elected in item 17.4 shall be solved based on the Brazilian law of arbitrage in force.

17.5.  -  PETROBRAS  shall  name  an  arbitrator  and  MESOCOAT  shall  indicate  another  one,

and both arbitrators thus designated shall indicate a third one to act as Chairman.

17.6.  –  The  official  language  of  arbitrage  shall  be  English  and  all  arbitrators  shall  be  fluent  in such language.

17.7.  –The  arbitrator’s  judgment  shall  be  whole,  conclusive  and  binding for  all  Parties,  and  he or  she  may  determine  attorney’s  fees  and  costs,  including  those  related  to  the  performance and procedure of arbitrage and compensation of the arbitrators, attributing them exclusively to one or, under any proportion, to both parties.

17.8.  -  The  Judgment  may  be  executed  by  the  party  in  any  country,  answering  to  its  internal standards regarding the executive matter.

In  witness  whereof,  the  PARTIES  sign  this  instrument  in  two  counterparts  of  equal  content and form, jointly with the two witnesses below.

Rio de Janeiro, .....................................

/s/ Paulo Renato Almeida Cellular

PETROLEO BRASILIERO S.A.- PETROBRAS

Paulo Renato Almeida Cellular

Engineering Manager of Transportion the Pipeline and Gas

ENGENHARIA/IETEG/ETEG

/s/ Andrew Sherman

MESOCOAT Inc.

Andrew J. Sherman

CEO

WITNESSES:

Witness 1: /s/ Jorge Fernando Pereira Coelho

Name:  Jorge Fernando Pereira Coelho

Witness 2:  /s/ Robert H. Miller

Name:  Robert H. Miller

13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT

(INDICATED BY ASTERISKS HAS BEEN OMITTED AND FILED SEPERATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT

ANNEX I

COOPERATION AGREEMENT N.° 0802.0064302.10.9

CONFIDENTIAL

MESO COAT

Work Plan

CermaClad - Plasma Arc Lamp Fused Alloy Cladding for Inner Pipe Surfaces

Amended 2011/01/05

1-  Company Data

1.1 Name: MesoCoat, Inc.

Address: 24112 Rockwell Dr.

Euclid, OH USA 44117

Tel: 00 +1 216 453 0866

Fax: 00 +1 216 404 0054

E-Mail:  asherman@mesocoat.com

Internet: www.mesocoat.com

Main Activity: Cermet and metallurgical coating material, equipment and application development

1.2 Coordinators:

Name: ***

Profession: ***

Address: Same as above

Tel: 00 +1 216 453 0866 X: ***

E-mail: ***

Name: ***

Profession: ***

Address: ***

Tel: ***

Email: ***

2-  Project Data:

2.1 Title: CermaClad Focused Energy Metal Fusion Cladding and Coating

2.2 Program: Material and process characterization, and qualification for production application of plasma arc lamp fused metal cladding to plate and pipe interior surfaces.

2.3 Project Duration: 18 months.

2.4 Research Objectives

Identify  and  characterize  the  material,  equipment,  and  installation  process  for  the  production  application  of  ***  thick plasma  arc  lamp  fuseable  ***  metallurgically  bonded  cladding  to  plate  and  pipe  interior  surfaces.  The  project  will consist of 3 phases. Each phase will be based upon completion milestones as described herein.

_________________

***

Certain information on this page has been omitted and filed separately with the

Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX I

COOPERATION AGREEMENT N.° 0802.0064302.10.9

CONFIDENTIAL

MESO COAT

2.5 Benefits

The  number  of  projects  experiencing  temperatures,  pressures,  abrasion,  and/or  chemistries  beyond  the  performance capability  of  thermoset  and  thermoplastic  coating  systems  is  growing  rapidly.  The  alternative  is  special  alloy  steel.

CermaClad   employs   a   fusion   process   that   minimally   impacts   the   properties   of   the   base   metal.   Designed   for

application  at  the  coating  plant  or  mill  level,  this  rapid  fusion  process  is  suitable  for  application  to  interior  and  exterior of pipe as well as plate prior to rolling.

Overall, development of the CermaClad process will produce a reliable and highly cost competitive method of applying a functional metal alloy to a common steel surface in the form of a cladding or coating.

2.6 Location

Primary development through Phase 2 will be preformed and/or managed at the Mesocoat facility in Euclid, Ohio

USA. Phase 3 is anticipated to be conducted at an agreed upon location in Brazil.

Material  and  system  testing  through  Phase  2  will  be  concluded,  depending  upon  purpose,  at  three  locations.

Screening  tests  of  preliminary/prototype  samples  will  be  performed  at  the  Mesocoat  facility  for  the  purpose  of  risk reduction  and to provide  an  improved understanding  of  the  materials  and  system.  Qualification testing,  based upon  a set  of  determined  test  protocols,  will  be  performed  by  an  outside  facility  such  as  ***  under  the  direction  of  ***  or  as mutually  agreed  upon  by  all  project  partners.  A  prototype  pipe  section  will  be  delivered  to  Petrobras  for  testing  at  a facility of their choice using parameters as directed by Petrobras and identified through the research effort/program.

2.7 Deliverables:

The  primary  effort  of  identification  and  characterization  of  the  material,  equipment,  and  installation  process  will  be performed  in  two  phases  based  upon  an  established  set  of  completion  milestones,  culminating  in  the  delivery  of  a completed  prototype  pipe  section  to  Petrobras  for  evaluation  and  testing.  Upon  successful  completion  of  Phases  1 and  2,  funding  for  a  third  project  phase  is  anticipated  for  the  design  and  installation  of  a  pilot  level  internal  pipe cladding facility at a mutually agreeable location.

The  scheduled  duration  of  Phase  I  is  8  months  with  the  objective  of  characterizing  and  qualifying  the  material  and process.  Phase  1  will  also  include  the  design  and  placement  of  an  order  for  a  plasma  arc  lamp  head  suitable  for operating  inside  a  pipe  section.  The  Phase  II  period  of  performance  will  be  10  months  with  the  objective  to  complete material  and  process  development  including  designing  and  manufacturing  a  prototype  facility  for  cladding  the  inner surface of a 10 inch pipe.

Deliverables for each of the project phases will be tied to particular project milestones as listed below. The following assumptions have been made:

•  Phase I testing and qualification coupons will be produced in-house at MesoCoat’s facilities in Euclid, OH.

      •  Phase II testing and qualification pipe sections will be produced at the *** facility in Cleveland, OH.

      •  Petrobras will provide pipe sections for coating application, fusion process development and screening and qualification testing.

•  Payment schedule based upon the totals listed in Section 2.11shall be:

30% up to *** working days after Cooperation Agreement Signature;

20% on completion and approval of ***;

30% after conclusion of steps *** and ***;

20% upon completion and approval of ***.

_________________

***

Certain information on this page has been omitted and filed separately with the

Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX I

COOPERATION AGREEMENT N.° 0802.0064302.10.9

CONFIDENTIAL

MESO COAT

Phase I: Materials and Process Qualification and Lamp Head Configuration

Duration: 8 months

Cost:

***

M1.   ***

M2.   ***

M3.   ***

M4.    ***

M5.    ***

M6.    ***

M7.    ***

Phase II: Scale-up of process and equipment capability using *** facility in order to demonstrate, verify, and identify design requirements to construct a prototype facility for coating the inner surface of a *** diameter pipe

Duration: 10 months

Cost:

***

M8.     ***

M9.     ***

M10.    ***

M11.    ***

M12.    ***

M13.    ***

M14.    ***

M15.    ***

Phase III: Finalize the design and construct a pilot plant coating facility in Brazil with the capacity for producing cladding on the interior diameter of pipes and tubes with section lengths of at least ***.

The Funding Mechanism and Milestone Schedule for Phase Ill is not part of the Plan. To be determined and finalized during the Phase II work effort.

2.8 Control Mechanism:

Submittal of bi-monthly progress reports according to the Milestone Schedule and technical review, including follow-

on funding requests and status of funds reports.

_________________

***

Certain information on this page has been omitted and filed separately with the

Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX I

COOPERATION AGREEMENT N. ° 0802.0064302.10.9

CONFIDENTIAL

MESO COAT

2.9 Team:

2.9.1 — Technical Team

Name

Title

Specialization

Company

***

***

Coating process and equipment

MesoCoat, Inc.

***

***

Project Oversight

MesoCoat,Inc.

***

***

Quality Control and

MesoCoat, Inc.

A

***

***

Equipment design and integration      MesoCoat,Inc.

Cladding and Application

***

***

Specialist

MesaCoat, Inc.

***

***

Metallography, Coating Analysis

MesoCoat, Inc.

***

***

Application and Processing

MesoCoat,Inc.

***

***

Project Management

***

2.9.2

Supporting Team (Administrative, Financing, etc.)

Name

Title

Specialization

Company

***

***

Application Analysis

MesoCoat, Inc

Financial

***

***

administration

MesoCoat, Inc.

and analysis

_________________

***

Certain information on this page has been omitted and filed separately with the

Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANNEX I

COOPERATION AGREEMENT N.° 0802.0064302.10.9

MESO COAT

CONFIDENTIAL

2.10 Schedule:

Month

Phase 1 Activity

1

2

3

4

5

6

7

8

M1

X

M2

X

M3

X

M4

X

M5

X

M6

X

M7

X

Month

Phase 2 Activity

9

10      11      12      13      14      15      16      17      18

M8

X

M9

X

M10

X

M11

X

M12

X

M13

X

M14

X

M15

X

ANNEX I

COOPERATION AGREEMENT N.° 0802.0064302.10.9

MESO COAT

CONFIDENTIAL

2.11 Budget:

Personnel

Position

Hours

Rate

Total

Chief Engineering Officer

***

$***

$***

Chief Technical Officer

***

$***

$***

Coatings General Manager

***

$***

$***

Coatings Quality Manager

***

$***

$***

Systems Engineer

***

$***

$***

Coatings Technician

***

$***

$***

Metallographer

***

$***

$***

Business Manager

***

$***

$***

Administrative Manager

***

$***

$***

Labor Sub-Total

$***

Equipment

Description

QTY

Cost

Total

PAL Head

***

$***

$***

Translation System

***

$***

$***

Manipulation System

***

$***

$***

Position Controller

***

$***

$***

Alignment and Leveling

***

$***

$***

Gas Generator

***

$***

$***

Equipment Sub-Total

$***

Other Direct Costs

Materials and Supplies-Sub Total

$***

Subcontracts

Company

Description

Cost

***

Project Management

$***

***

Plasma Arc Lamp coating development

$***

(***)

Outside Testing

Perform qualification testing at neutral

$***

laboratory

Equipment Design

Design and oversee prototype unit

$***

manufacture and systems integration

Subcontractors Sub-Total

$***

Project Total

$***

_________________

***  Certain  information  on  this  page  has  been  omitted  and  filed  separately  with  the

Securities  and  Exchange  Commission.  Confidential  treatment  has  been  requested with respect to the omitted portions.

PETROLEO BRASILEIRO S.A.

CONFIDENTIAL

PETROBRAS

ANNEX II

COOPERATION AGREEMENT N.° 0802.0064302.10.9

CONFIDENTIALITY AGREEMENT

THIS      CONFIDENTIALITY      AGREEMENT      ( h e re ina f te r

r efe r r ed

t o

a s

t he

( " A g r ee me n t ")   i s   ma d e   t hi s   3 t h   d a y   o f   j ul y   of   2 01 0  ("Effective  Date"),  by  and

between   PETROLEO   BRASILEIRO   SA.   -   PETROBRAS,   a   public   and   private   joint   stock

company,  organized  and  existing  under  the  laws  of  the  Federative  Republic  of  Brazil,  enrolled as  a  corporate  taxpayer  (C.N.P.J.)  under  number  33.000167/0001-01,  with  main  office  at  Av.

Republica  do  Chile,  65,  Rio  de  Janeiro,  RJ,  Brazil,  (hereinafter  referred  to  as  PETROBRAS")

herein  represented  by  the  Manager  of  ENGENHARIA/IETEG/ETEG/DTEC,Mr.  Paulo  Marcelo

de  Figueiredo  Montes,  and  MESOCOAT  Advanced  Coating  Technologies  with  main  office  at

24112  Rockwell  Drive  Euclid,  Ohio  44117,  USA,  herein  represented  by  The  Chief  Executive

Officer Mr. Andrew J. Sherman.

PETROBRAS and MESOCOAT Advanced Coating Technologies are herein jointly referred to as "PARTIES" and individually as "PARTY".

WHEREAS

•     Each  PARTY  is  interested  in  disclosing  certain  of  its  confidential  and  proprietary

information    related    to    that    PARTY's    "TECHNOLOGY"    as    defined    herein

(hereinafter  referred  to  as  "CONFIDENTIAL  INFORMATION"  as  defined  herein);

and  each  PARTY  desires  to  keep  secret  and  proprietary  to  itself  the  content  of such disclosure;

•     Each    PARTY    desires    to    receive    the    other    PARTY's    CONFIDENTIAL

INFORMATION  to  further  development  and  transition  to  commercialization  of plasma arc lamp fused CRA cladding (hereinafter referred to as "PURPOSE").

Now, therefore and in consideration of the mutual promises set forth herein below, the PARTIES hereto agree as follows:

ARTICLE 1— DEFINITIONS

1.1 "CONFIDENTIAL   INFORMATION"   means   all   information   as   well   as   all   or   part   of   the

information  contained  therein,  disclosed  by  the  DISCLOSING  PARTY  to  the  RECEIVING

PARTY,  orally and/or  in  writing  on  any support  or  media  related  to  the  PURPOSE,  identified as confidential at the time of disclosure or within thirty (30) days of its disclosure.

1.2 "DISCLOSING   PARTY”   -   means   the   PARTY   which   discloses   its   CONFIDENTIAL

INFORMATION to the RECEIVING PARTY

PETROLEO BRASILEIRO S.A.

CONFIDENTIAL

PETROBRAS

ANNEX II

COOPERATION AGREEMENT N.° 0802.0064302.10.9

2/7

1.3    "RECEIVING    PARTY"    -    means    the    PARTY    which    receive    the    other    PARTY's

CONFIDENTIAL INFORMATION.

1.4   "TECHNOLOGY"  -  as  to  MESOCOAT  means  equipment,  materials,  processes  related  to cladding;  as  to  PETROBRAS  means  metallurgy,  application  and  testing  of  metallurgical products, and, field data.

ARTICLE 2— CONFIDENTIAL INFORMATION

2.1      The  RECEIVING  PARTY  shall  treat  the  CONFIDENTIAL  INFORMATION  in  the  same manner  as  it  treats  its  own  CONFIDENTIAL  INFORMATION  and  shall  not,  without  any

prior    written    consent    of    the    DISCLOSING    PARTY,    use    the    CONFIDENTIAL

INFORMATION for any other purpose than the PURPOSE.

2.2     The  RECEIVING  PARTY  agrees  that  the  CONFIDENTIAL  INFORMATION  shall  be  kept strictly  confidential  for  a  period  of  20  (twenty)  years  from  the  Effective  Date  and  shall  not be  sold,  traded,  published  or  otherwise  disclosed  to  anyone  in  any  manner  whatsoever,

including   by   means   of   photocopy,   reproduction   or   electronic   media,   without   the

DISCLOSING  PARTY'S  prior  written  consent,  except  as  provided  in  this  Agreement.  The disclosure  period  shall  extend  for  a  period  of  36  (thirty  six)  months  from  the  Effective

Date.

2.3     The  RECEIVING  PARTY  may  disclose  the  CONFIDENTIAL  INFORMATION  without  the

DISCLOSING PARTY'S prior written consent only to the extent such information:

(a)  is already known to the RECEIVING PARTY as of the date of disclosure hereunder;

(b) is  already  in  possession  of  the  public  or  becomes  available  to  the  public  other  than through  the  act  or  omission  of  the  RECEIVING  PARTY  or  of  any  other  person  to  whom

CONFIDENTIAL INFORMATION is disclosed pursuant to this Agreement;

(c)  is  required  to  be  disclosed  under  applicable  law,  stock  exchange  regulations  or  by  a governmental  order,  decree,  regulation  or  rule  (provided  that  the  RECEIVING  PARTY shall  make  all  reasonable  efforts  to  give  prompt  written  notice  to  the  DISCLOSING

PARTY prior to such disclosure);

(d) is  acquired  independently  from  a  third  party  that  represents  that  it  has  the  right  to disseminate such information at the time it is acquired by the RECEIVING PARTY; or

(e) is   developed   by   the   RECEIVING   PARTY   independently   of   the   CONFIDENTIAL

INFORMATION received from the DISCLOSING PARTY.

(f)   is  required  to  be  disclosed  due  to  legal  and/or  government  order,  provided  that  such order  is  promptly  notified  to  the  DISCLOSING  PARTY  before  the  release,  requiring secrecy regarding its legal/administration handling.

PETROLEO BRASILEIRO S.A.

CONFIDENTIAL

PETROBRAS

ANNEX II

COOPERATION AGREEMENT N.° 0802.0064302.10.9

3/7

2.4

CONFIDENTIAL   INFORMATION   shall   not   be   deemed   to   be   within   the   foregoing

exceptions merely because it is:

(1)  embraced  by  more  general  information  in  the  public  domain  or  in  the  RECEIVING

PARTY'S possession or;

(2)  a   combination   that   can   be   pieced   together   to   reconstruct   the   CONFIDENTIAL

INFORMATION  from  multiple  sources,  none  of  which  shows  the  whole  combination,

its principle of operation and method of use.

2.5     The  RECEIVING  PARTY  shall  be  responsible  for  ensuring  that  all  persons  to  whom  the

CONFIDENTIAL  INFORMATION  is  disclosed  under  this  Agreement  shall  keep  such information  confidential  and  shall  not  disclose  or  divulge  the  same  to  any  unauthorized person.

2.6

The  RECEIVING  PARTY  shall  only  disclose  the  CONFIDENTIAL  INFORMATION  to those  of  its  employees  who  have  a  need  to  know  it  for  the  PURPOSE,  who  have  been informed  of  the  obligations  of  confidence  and  nonuse  under  this  Agreement  and  who  are bound to the RECEIVING PARTY by obligations of non-use and secrecy no less stringent than those contained in this Agreement.

2.7     The   RECEIVING   PARTY,   for   the   purpose   of   confidentiality,   binds   their   managers,

employees, agents and representatives

2.8

If  the  RECEIVING  PARTY  is  authorized  to  disclose  the  CONFIDENTIAL  INFORMATION to  either  in  whole  or  in  part,  it  shall  be  a  condition  of  such  disclosure  that  prior  to  any disclosure,  the  third  party  enter  into  an  appropriate  agreement  with  the  RECEIVING

PARTY,  whereby  the  terms  of  the  present  Agreement  shall  be  respected  and  agreed upon by said third party.

ARTICLE 3— LIABILITIES

3.1    The  RECEIVING  PARTY  hereby  acknowledges  that  the  practice  of  disclosure  other  than under  the  exceptions  covered  herein  shall  represent  a  violation  which  shall  entitle  the

DISCLOSING PARTY  to  seek injunctive  relief  to prevent  breaches  of this  Agreement  and to  specifically enforce  the  terms  and  provisions  hereof,  in  addition  to  any other  remedy to which the DISCLOSING PARTY may be entitled, at law or in equity.

3.2     Neither  PARTY  shall  be  liable  in  an  action  initiated  by  one  against  the  other  for  special,

indirect   or   consequential   damages   resulting   from   or   arising   out   of   this   Agreement,

including, without limitation, loss of profit or business interruptions, however same may be caused.

PETROLEO BRASILEIRO S.A.

CONFIDENTIAL

PETROBRAS

ANNEX II

COOPERATION AGREEMENT N.° 0802.0064302.10.9

4/7

3.3    The DISCLOSING  PARTY  hereby represents  and  warrants  that it  has  the  right authority to

disclose    the    CONFIDENTIAL    INFORMATION    to    RECEIVING    PARTY    (or    its

representatives).   The   DISCLOSING   PARTY,   however,   makes   no   representations   or

warranties,  express  or  implied,  as  to  the  quality,  accuracy  and  completeness  of  the

CONFIDENTIAL  INFORMATION  disclosed  hereunder.  The  RECEIVING  PARTYagrees that the DISCLOSING PARTY shall have no liability whatsoever with respect to the use of or reliance upon the CONFIDENTIAL INFORMATION by the RECEIVING PARTY

ARTICLE 4— TERMINATION

4.1     Subject  to  the  provisions  of  this  Agreement  either  PARTY  may,  on  the  giving  one  (1)

month's written notice, terminate this Agreement.

4.2    The  confidentiality  obligations  set  forth  in  this  Agreement  shall  survive  the  termination  of this Agreement howsoever caused.

ARTICLE 5— AGENCY

5.1     No agency, partnership, fiduciary relationship, joint venture or other joint elation is created between  the  PARTIES  by  this  Agreement.  Neither  PARTY  has  the  authority  to  bind  the other  PARTY  or  to  incur  any  obligation  on  its  behalf.  Specially,  this  Agreement  shall  not be construed in any manner to be an obligation to enter into a contract.

ARTICLE 6 — RETURN OF CONFIDENTIAL INFORMATION

6.1    The DISCLOSING PARTY may demand the return of the CONFIDENTIAL INFORMATION at any time upon giving written notice.

6.2     Within thirty (30) days of receipt of such notice, the RECEIVING PARTY shall return- all of the original CONFIDENTIAL INFORMATION and shall destroy or caused to be destroyed all  copies  and  reproductions  in  whatever  form,  in  its  possession  and  in  the  possession  of

persons  to  whom  it  was  disclosed  to  pursuant  to  this  Agreement.   The  RECEIVNG

PARTY  agrees  to  provide  the  DISCLOSING  PARTY  with  an  affidavit  attesting  to  the destruction  of  the  portion  of  the  CONFIDENTIAL  INFORMATION  described  above  within

10 (ten) days after its destruction is complete.

ARTICLE 7— ENTIRE AGREEMENT

7.1      This  Agreement  constitutes  the  entire  agreement  of  the  PARTIES  with  respect  to  the disclosure  of  the  CONFIDENTIAL  INFORMATION  and  supersedes  and  cancels  all  prior

communications,   understandings   and   agreements   between   the   PARTIES,   whether

written or oral, expressed or implied, with respect thereto.

7.2

If any provision of this Agreement is found unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely representing the intention of the PARTIES as expressed herein.

PETROLEO BRASILEIRO S.A.

CONFIDENTIAL

PETROBRAS

ANNEX II

COOPERATION AGREEMENT N.° 0802.0064302.10.9

5/7

ARTICLE 8 - AMENDMENTS AND ASSIGNMENT

8.1    No  amendments,  changes  or  modifications  to  this  Agreement  shall  be  valid  except  if  the same  are  in  writing  and  signed  by  a  duly  authorized  representative  of  each  of  the

PARTIES herein.

8.2     Neither  PARTY  shall  assign  any  of  its  rights  or  obligations  hereunder,  without  the  prior written consent of the other PARTY."

ARTICLE 9- NOTICES

9.1

All notices, statements and other communications to be given, submitted or to be made hereunder by either PARTY to the other shall be sufficiently given if sent by facsimile or electronic mail and confirmed within one business day of being sent, to the respective addresses of the PARTIES as specified below:

PETROLE0 BRASILEIRO S.A. - PETROBRAS

ENGENHARIA/ETEG/ETEG

Av. Republica do Chile, 65, Rio de Janeiro, RJ, Brazil

Attn.: Mr. Jorge Fernando Pereira Coelho

RJ, Brazil - CEP: 20031-004

Telephone: (55) (21) 3229-7845

Facsimile: (55) (21) 3229-2913

e-mail: jfcoelho@petrobras.com.br

MESOCOAT Advanced Coating Technologies

24112 Rockwell Drive Euclid, Ohio 44117, USA

Attn.: Mr. Andrew Sherman

Telephone: (1) - (216) - 453-0866

Facsimile: (1) - (216) - 404-0054

e-mail: ajsherman@mesocoat.com

ARTICLE 10 - WAIVER

10.1   No failure to exercise and no delay in exercising any rights, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

AFTICLE 11 - GOVERNING LAW/DISPUTES

11.1   This  Agreement  shall  be  governed  and  construed  in  accordance  with  the  Brazilian  laws,

excluding  any  choice  of  law  or  conflict  of  law  principles  and  any  other  laws,  statutes,

regulations,  orders  or  case  law  that  would  require  or  tend  to  give  preference  to  the application of the laws of and other jurisdiction.

11.2  Any controversy, dispute or claim arising out of or in any way relating to this

Agreement shall be first negotiate in good faith between the PARTIES.

PETROLEO BRASILEIRO S.A.

CONFIDENTIAL

PETROBRAS

ANNEX II

COOPERATION AGREEMENT N.° 0802.0064302.10.9

6/7

11.3    If  the  PARTIES  cannot  agree  on  all  or  part  of  the  matters  subject  to  controversy,  or  if all  outstanding  issues  in  dispute  are  not  fully  and  finally  resolved  through  negotiation,

then  the  PARTIES  agree  that  all  remaining  disputes  shall  be  settled  by  binding arbitration.

11.4     The  arbitration  shall  take  place  in  London,  England,  (UK)  under  the  Arbitration  Rules

of   London   Court   of   International   Arbitration   (LCIA)   in   effect   at   the   time   of   the

arbitration  is  initiated.  PETROBRAS  shall  appoint  one  arbitrator  and  MESOCOAT shall  indicate  another,  and  both  arbitrators  so  designated  shall  indicate  a  third  one  to act  as  Chairman.  The  governing  language  of  the  arbitration  shall  be  English  and  all arbitrators shall be fluent in the governing language.

11.5   The  arbitrators  shall  render  a  full  complete,  conclusive  and  binding  resolution  of  the dispute.  The  arbitration  award  may  assess  reasonable  attorney's  fees  and  costs,

including  the  costs  of  the  arbitration  and  the  arbitrators'  compensation,  against  one  or

more   PARTIES.   Enforcement   of   the   award   may   be   entered   in   any   court   having

jurisdiction  thereof.  This  Agreement  to  arbitrate  shall  constitute  an  irrevocable  waiver of each PARTY's right to a trial by courts jury.

ARTICLE 12— GENERAL CLAUSES

12.1  This  Agreement  does  not  obligate  the  PARTIES  to  enter  into  negotiations  or  any subsequent agreement.

12.2    Neither  the  disclosure  of  CONFIDENTIAL  INFORMATION  by  the  DISCLOSING  PARTY

nor   the   use   thereof   by   the   RECEIVING   PARTY   shall   be   deemed   to   grant   the

RECEIVING  PARTY  any  license,  express  or  implied,  or  any  right,  title  or  interest  in respect of the CONFIDENTIAL INFORMATION.

12.3    In  the  event  that  the  RECEIVING  PARTY  is  required  by  judicial  or  administrative process  to  disclose  any  part  of  the  CONFIDENTIAL  INFORMATION,  the  RECEIVING

PARTY  shall  promptly  notify  the  DISCLOSING  PARTY  of  such  requirement  in  order  to allow the DICLOSING PARTY a reasonable time to oppose such process.

12.4   In  case  of  a  judicial  or  administrative  demand,  the  PARTIES  hereby  undertake  to  treat the matter under confidentiality by court and/or administrative authorities.

PETROLEO BRASILEIRO S.A.

CONFIDENTIAL

PETROBRAS

ANNEX II

COOPERATION AGREEMENT N.° 0802.0064302.10.9

7/7

IN WITNESS WHEREOF, the PARTIES have caused this Agreement to be signed by their duly authorized officers in two (2) original counterparts.

Rio de Janeiro 3th August of 2010.

PETROLEO BRASILEIRO S.A. – PETROBRAS

/s/ Paulo Marcelo de Figueiredo Montes

Paulo Marcelo de Figueiredo Montes

Manager of

ENGENHARIA/IETEG/ETEG/DTEC

MESOCOAT Advanced Casting Technologies

/s/ Andrew J. Sherman

Andrew J. Sherman

CEO

WITNESSES:

1.

Name:

ID:

2.

Name:

ID:

MesoCoat

Advanced Coating Technologies

CONFIDENTIAL

ANNEX III

COOPERATION AGREEMENT N.° 0802.0064302.10.9

Date: 19th  August 2010

Tatiana Souza

Petrobras,

Rio de Janeiro,

Brazil.

Re: MesoCoat Exclusive license Agreement

Dear Tatiana,

As  per  you  request  regarding  declaration  of  Exclusivity  related  to  the  use  and  operation  of

'High  Energy  Density  Fusion  Cladding  System';  please  find  mentioned  below  the  summary  of the exclusivity related to the technology.

“MesoCoat  has  an  exclusive  license  from  Battelle/Oak  Ridge  National  Laboratory  to  practice

U.S.  Patent  #6,174,388  (Patent  #1)  and  U.S.  Patent  #7,220,936  (Patent  #2)  within  the  field  of wear  and  corrosion  resistant  coatings  and  claddings.  MesoCoat  has  also  filed  additional patents (pending, PCT, US) on this technology.”

Please feel free to contact us if you need any further clarification.

Sincerely,

/s/ Andrew Sherman

Andrew Sherman

CEO, MesoCoat Inc.

Phone: (216) 453-0866, Ext 103

Email: asherman@mesocoat.com

Private & Confidential

MesoCoat Inc - 24112 Rockwell Drive, Euclid, OH, 44117

www.mesocoat.com, (216) 453 - 0866

Rev 1

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TEST PLAN

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT

(INDICATED BY ASTERISKS HAS BEEN OMITTED AND FILED SEPERATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT

TEST PLAN

***

PETROBRAS – MESOCOAT COOPERATION AGREEMENT

A

B

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REV    DATE

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TEST PLAN

Table of Contents

1.      QUALIFICATION OF CERMACLAD PROCEDURE ON SAMPLES............................................................. 6

2.

QUALIFICATION OF CERMACLAD PROCEDURE ON PIPE PHASE II..................................................... 8

3.      WELDING PERFORMANCE QUALIFICATION ....................................................................................... 10

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TEST PLAN

SYNOPSIS

This Test Plan *** concerns the cladding by MesoCoat of carbon steel flat samples & pipe material ***.

In all cases, the carbon steel flat samples & pipe that will be clad by CermaClad technology according to this Manufacturing Procedure Specification will undergo mechanical testing prior to cladding in order to ensure that carbon steel base material fully complies with the required mechanical properties in accordance with standard *** and ***.

In addition, qualification testing of cladding will be undertaken with chemical, corrosion and mechanical testing performed as outlined in this Manufacturing Procedure Specification and conforming to *** and

***.

_________________

***

Certain information on this page has been omitted and filed separately with the

Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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TEST PLAN

REVISION LOG

Rev

Date

Initials     Details of Revision

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PHASE I

Testing of flat samples

Test Activity

***

***

/

***

***

***

***

***

***

***

***

***

***

PHASE II

Testing of pipe samples

Test Activity

***

***

***

/

***

***

/

***

***

/

***

***

/

***

***

***

***

***

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/

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/

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_________________

***

Certain information on this page has been omitted and filed separately with the

Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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MANUFACTURING SPECIFICATION PROCEDURE

11414

ITEM NO

DESCRIPTION

ACCEPTANCE CRITERIA

# TESTS

1.

QUALIFICATION The following tests shall be performed for the     Shall be in accordance with *** and shall meet

OF CERMACLAD  qualification of the CermaClad  procedure:

the following testing requirements:

PROCEDURE

ON SAMPLES

PHASE I

1.

***

1.    ***

***

2.

***

2.    ***

***

***

***

3.

***

3.    ***

***

It shall be the receiver’s responsibility to identify and control superseded documents.

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11414

ITEM NO

DESCRIPTION

ACCEPTANCE CRITERIA

# TESTS

4.

***

4.    ***

***.

***

5.

***

5.    ***

***.

***

***

6.

***

6.    ***

***

It shall be the receiver’s responsibility to identify and control superseded documents.

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11414

ITEM NO

DESCRIPTION

ACCEPTANCE CRITERIA

# TESTS

2.

QUALIFICATION The following tests shall be performed for the     Shall be in accordance *** and shall meet the

OF CERMACLAD  qualification of the CermaClad  procedure:

following testing requirements:

PROCEDURE

ON PIPE PHASE

II

1.

***

1.    ***

***.

***.

2.

***

2.    ***

***

3.

***

3.    ***

***

***

4.

***

4.    ***

***

***

***

It shall be the receiver’s responsibility to identify and control superseded documents.

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11414

ITEM NO

DESCRIPTION

ACCEPTANCE CRITERIA

# TESTS

5.

***

5.    ***

***

6.

***

6.    ***

***

***.

7.

***

7.    ***

***

8.

***

8.    ***

***

9.

***

9.    ***

***

It shall be the receiver’s responsibility to identify and control superseded documents.

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11414

ITEM NO

DESCRIPTION

ACCEPTANCE CRITERIA

# TESTS

10.     ***

10.  ***

***

***

11.     ***

11.  *** Acceptance Criteria

(a) Pipe Internal Surface

(a) Pipe Internal Surface

1.

***

1.

***

2.

***

2.

***

(b) Pipe Body

(b) Pipe Body

1.

***

1.

***

2.

***

2.

***

***

12.     ***

12.  ***

***

3.

WELDING

1.    ***

1.    ***

PERFORMANCE

QUALIFICATION

***

(OPTIONAL)

2.    ***

2.    ***

_________________

***

Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

It shall be the receiver’s responsibility to identify and control superseded documents.